                           SCHEDULE 14A INFORMATION


   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No.   )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

      [   ]   Preliminary Proxy Statement
      [ X ]   Definitive Proxy Statement
      [   ]   Definitive Additional Materials
      [   ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
              240.14a-12

                              SENTRY FUND, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

      [ X ]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(l),
              14a-6(i)(2), or Item 22(a)(2) of Schedule 14A.

      [   ]   $500 per each party to the controversy pursuant to Exchange Act
              Rule 14a-6(i)(3).

      [   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
              and 0-11.

              1) Title of each class of securities to which transaction applies:

                  -------------------------------------------------------


              2)  Aggregate number of securities to which transaction applies:

                  -------------------------------------------------------


              3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  -------------------------------------------------------


              4)  Proposed maximum aggregate value of transaction:

                  -------------------------------------------------------

 [   ]   Fee paid previously with preliminary materials.

 [   ]   Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

             ------------------------------------------------------------

         2)  Form, Schedule or Registration Statement No.:

             ------------------------------------------------------------


         3)  Filing Party:

             ------------------------------------------------------------


         4)  Date Filed:


             ------------------------------------------------------------

                               SENTRY FUND, INC.

           1800 North Point Drive - Stevens Point, Wisconsin 54481


                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD JANUARY 18, 1996

To the Shareholders of Sentry Fund, Inc.:

         The annual meeting of the shareholders of Sentry Fund, Inc. (the "Fund") will be held in the Board Room of Sentry Insurance, 1800 North Point Drive, Stevens Point, Wisconsin, on Thursday, January 18, 1996, at 10:00 a.m., Central Standard Time. The meeting will be held for the following purposes:

(1)      To elect two directors of the Fund;

(2) To ratify the selection by the Board of Directors of Coopers & Lybrand L.L.P. as independent accountants of the Fund for the current fiscal year; and

(3) To transact such other business as may properly come before the meeting or any adjournments thereof.

         Shareholders of record at the close of business on November 27, 1995, will be entitled to notice of and to vote at the meeting, or any adjournments thereof.

         IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO THAT YOUR SHARES MAY BE VOTED AT THE MEETING.

Stevens Point, Wisconsin                         By Order of the Board of
                                                 Directors

                                                 William M. O'Reilly
January 3, 1996                                  Secretary

                                PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sentry Fund, Inc. (the "Fund") for use at the annual meeting of shareholders, to be held in the Board Room of Sentry Insurance, 1800 North Point Drive, Stevens Point, Wisconsin, on Thursday, January 18, 1996, at 10:00 a.m., Central Standard Time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice"). Proxies will be solicited primarily by mail. The cost of preparing and mailing the Notice, the proxy statement, and the accompanying proxy card will be borne by the Fund. Additional solicitations may be made by mail, personal interview, telephone or telegraph by Fund personnel, who will not be compensated therefor. The cost of any such additional solicitation will be paid by the Fund. In addition, the Fund will reimburse brokers and other nominees for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Fund.

Any person giving a proxy has power to revoke it at any time prior to its exercise by delivering a later-dated proxy, by submitting a written revocation notice to the Secretary of the Fund or by attending and voting at the meeting. Each properly executed, unrevoked proxy received in time for the meeting will be voted in accordance with the shareholder's designations on the proxy card and as the proxies determine on such other business as may come before the meeting or any adjournments thereof. If no designation is made, the proxy will be voted FOR the election of the nominees for directors and FOR ratification of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

The Board of Directors has established November 27, 1995, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. As of the close of business on November 27, 1995, 5,189,298 shares of capital stock of the Fund were outstanding. Under the Fund's Bylaws, a quorum is constituted by the presence in person or by proxy of a majority of the Fund's outstanding shares on the record date. Each full share is entitled to one (1) vote, and each fractional share is entitled to a corresponding fractional vote on all matters presented at the meeting. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining quorum, but are not counted as votes cast on any matter. The Notice, this proxy statement, and the accompanying proxy card were first mailed to shareholders on or about January 3, 1996. The Fund's annual report as of October 31, 1995, including financial statements, was mailed to shareholders on or about December 29, 1995.

COPIES OF THE FUND'S 1995 ANNUAL REPORT ARE AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE FUND AT 1800 NORTH POINT DRIVE, STEVENS POINT, WISCONSIN 54481, OR BY CALLING 1-800-533-7827.

                       PROPOSAL I: ELECTION OF DIRECTORS

The Fund's Bylaws provide for a board of five directors divided into three classes, each class to consist as nearly as possible of one-third of the directors, with each class elected for a term of three years. The class for which the term of office expires at the 1996 annual meeting consists of two directors.

On December 17, 1995, the Board of Directors recommended the following nominees for election as directors at the shareholders meeting: 1) Dale R. Schuh, and 2) Steven J. Umland, each to serve an additional three-year term.

A majority of shares cast at the annual shareholders meeting shall elect the directors. The nominees were selected by the Board of Directors, which does not have a standing Nominating Committee.

Information concerning the nominees, Messrs. Umland and Schuh, and the directors whose terms will continue after the meeting follows:


NAME,                      PRINCIPAL OCCUPATIONS
OTHER POSITION             DURING THE PAST                                                   DIRECTOR
WITH FUND                  FIVE YEARS                                         AGE            SINCE
-------------------------------------------------------------------------------------------------------
Dale R. Schuh*             Executive Vice President and Chief                 47             August
Chairman of                Operating Officer, Sentry Insurance a                             1993
the Board                  Mutual Company ("Sentry Insurance").
                           Served as Senior Vice President from
                           February 1992 to November 1995, and as
                           Vice President and Actuary, from August
                           1988 to February 1992, of Sentry Insurance.

Steven J. Umland           Vice President-Finance of SSM Ministry             40             January
                           Corp., a hospital management service                              1995
                           corporation. Served in various management
                           positions with Deloitte & Touche, a public
                           accounting firm, from 1978 to 1991.

* An "interested person" as defined in the Investment Company Act of 1940, as amended, due to the nominee's affiliation with Sentry Insurance and its subsidiaries.


NAME,                      PRINCIPAL OCCUPATIONS
OTHER POSITION             DURING THE PAST                                      DIRECTOR      TERM TO
WITH FUND                  FIVE YEARS                                 AGE       SINCE         EXPIRE
-----------------------------------------------------------------------------------------------------
                           CONTINUING DIRECTORS
Thomas R. Copps            Vice President-Public Relations of The      56       January       1998
                           Copps Corp., primarily an owner and                  1983
                           operator of grocery stores.

Wayne R. Ashenberg*        Senior Vice President, Chief Financial      48       August        1997
                           Officer and Treasurer of Sentry Insurance.           1994
                           Served as Senior Vice President and
                           Actuary, Sentry Insurance, from November
                           1991 to december, 1993, and as Vice
                           President from November 1984 to October
                           1991.

David W. Graebel           Chairman of the Board, Chief Executive      66       July          1997
                           Officer and Director of Graebel Movers,              1969
                           Inc., a long-distance moving and storage
                           company, and its subsidiaries.





* An "interested person" as defined in the Investment Company Act of 1940, as amended, due to the director's affiliation with Sentry Insurance and its subsidiaries.

The nominees have agreed to serve if elected. If the nominees are not able to serve because of unforeseen circumstances, it is the intention of the persons named in the accompanying form of proxy to vote for such other person or persons as the Board of Directors may recommend.

Officers of the Fund receive no compensation from the Fund for their services as such. The Fund pays directors who are not "interested persons" of the Fund a $250 quarterly fee and reimburses them for their expenses in attending directors meetings. During the fiscal year ended October 31, 1995, the Fund paid a total of $3,000 in fees and expenses to its directors. The Board of Directors held a total of four meetings during the fiscal year ended October 31, 1995.

The following table shows certain information regarding beneficial ownership of shares of the Fund as of December 1, 1995, by the directors, nominees, and officers, and by all directors and officers as a group.

                                              BENEFICIAL                PERCENT
NAME                                         OWNERSHIP (1)              OF CLASS
Wayne R. Ashenberg                             14,626 (2)                  *
Thomas R. Copps                                    45                      *
David W. Graebel                                   -

Dale R. Schuh                                      -
Steven J. Umland                                   -
                                                   _
Steven R. Boehlke
William M. O'Reilly                             3,763 (3)                  *
John A. Stenger                                 5,286 (4)                  *
Thomas H. Weingarten                            4,068 (5)                  *

Officers and Directors as a Group              27,788 (6)                  *

                                                                *Less than 1 percent.

(1) Based on information obtained from directors and officers and determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Accordingly, all of the Fund's shares over which such person, directly or indirectly, had sole or shared voting or investment power have been deemed beneficially owned.
(2) Includes 10,252 shares to which such person had sole investment but no voting power, and 738 shares to which such person had shared investment and voting power.
(3) Includes 3,628 shares to which such person had sole investment but no voting power, and 135 shares to which such person had shared investment and voting power.
(4) Includes 3,265 shares to which such person had sole investment but no voting power, and 20 shares to which such person had shared investment and voting power.
(5)   Such person had sole investment but no voting power over all shares.
(6) Includes 21,213 shares to which such persons had sole investment but no voting power, and 893 shares to which such persons had shared investment and voting power.

The Board of Directors has an Audit Committee comprised of the directors who are not "interested persons" of the Fund. The Audit Committee, which held one meeting during the 1995 fiscal year, has the following principal responsibilities: (1) recommending to the Board the engagement of independent accountants; (2) reviewing the adequacy of the Fund's internal accounting procedures and controls; (3) reviewing the results of the annual independent audit of the Fund; and (4) reviewing the degree of independence of the Fund's accountants. The Board of Directors does not have a standing Compensation Committee.

                               EXECUTIVE OFFICERS

Certain information concerning the executive officers of the Fund who are not also directors is contained in the following table:


                           PRINCIPAL OCCUPATION
NAME                       DURING THE PAST                                                OFFICER
AND OFFICE                 FIVE YEARS                                           AGE       SINCE
---------------------------------------------------------------------------------------------------
Steven R. Boehlke          President and Chairman of the Board of Sentry         52       December
President                  Investment Management, Inc., the Fund's                        1995
                           investment adviser, November 1991 to present, and
                           Vice President from April 1980 to 1991; Vice
                           President-Investments of Sentry Insurance,
                           November 1991 to present.

John A. Stenger            President of Sentry Equity Services, Inc., the        60       May
Vice President             Fund's underwriter, July 1994 to present; Vice                 1982
                           President of Sentry Equity Services, Inc., May
                           1982 to June 1994.

William M.                 Vice President, General Counsel and Corporate         41       December
O'Reilly                   Secretary, January 1994 to present; Corporate                  1992
Secretary                  Secretary and Associate General Counsel,
                           November 1992 to December 1993; and Associate
                           Counsel, January 1986 to October 1992; all
                           positions held with Sentry Insurance.

Thomas H.                  Treasurer, Sentry Equity Services, Inc. and Sentry    45       December
Weingarten                 Life Insurance Company of New York; Director,                  1984
Treasurer                  Insurance Reporting and Analysis, Sentry
                           Insurance, since May 1988.



Officers of the Fund are elected by the Board of Directors in February at its meeting conducted after the annual shareholders meeting.

                             PRINCIPAL SHAREHOLDERS

As of December 1, 1995, the only persons known to the Fund to own beneficially more than 5% of the Fund's shares, within the definition contained in Rule 13d-3 under the Securities Exchange Act of 1934, were as follows:

                                                    AMOUNT AND                                PERCENT OF
NAME AND                                            NATURE OF                                 OUTSTANDING
ADDRESS                                             OWNERSHIP                                   SHARES
------------------------------------------------------------------------------------------------------------
Dairyland Insurance Company                         909,037 shares                                18%
1800 North Point Drive                              beneficially owned*
Stevens Point, WI 54481

Sentry Life Insurance Company                       402,887 shares                                 8%
(through its Separate Accounts)                     beneficially owned*
1800 North Point Drive
Stevens Point, WI 54481

Bank One Wisconsin                                  1,942,926 shares                              38%
Trust Company, NA                                   held and voted as
601 Main Street                                     trustee under the
Stevens Point, WI 54481                             Sentry 401(k) Plan*

* It is anticipated that these shares will be voted in accordance with the Board of Directors' recommendations.

Sentry Insurance, 1800 North Point Drive, Stevens Point, Wisconsin, is a Wisconsin mutual insurance company. It owns all of the outstanding stock of Dairyland Insurance Company; Sentry Life Insurance Company; Sentry Investment Management, Inc., the Fund's investment adviser; and Sentry Equity Services, Inc., the Fund's underwriter.

                               INVESTMENT ADVISER

The Fund's investments are managed by Sentry Investment Management, Inc. ("the Adviser"), 1800 North Point Drive, Stevens Point, Wisconsin, pursuant to an Investment Advisory Agreement ("the Agreement") dated and approved by the shareholders on January 17, 1991, and continued by approval of the Board of Directors at its meeting on December 7, 1995. Under the Agreement, the Adviser manages and directs, subject to the control of the Fund's Board of Directors, the investment and reinvestment of the Fund's assets. This includes determining an investment program for the Fund and placing orders for the purchase and sale of securities for the Fund's portfolio. Additionally, the Adviser provides office space and facilities for the Fund's executive personnel.

None of the officers or directors of the Fund has any material direct or indirect interest in the Adviser; the Fund's underwriter, Sentry Equity Services, Inc.; or Sentry Insurance and its other controlled companies, except as an officer or a director of Sentry Insurance or as an officer or a director of one of its affiliates. In addition, none of the directors or nominees has purchased or sold any securities of the Adviser during the fiscal year ended October 31, 1995.

                                THE UNDERWRITER

Sentry Equity Services, Inc. ("Sentry Equity"), 1800 North Point Drive, Stevens Point, Wisconsin, a wholly-owned subsidiary of Sentry Insurance, has been the Underwriter for the Fund since the Fund's inception pursuant to an Underwriter Agreement most recently amended on March 1, 1991 ("the Underwriter Agreement").

Sentry Equity also serves the Fund as Transfer Agent, Dividend Disbursing Agent and Plan Agent under a separate Agency Agreement. In connection with these services, the Underwriter has contracted with Sentry Insurance for the use of its data processing staff and equipment.

                          PROPOSAL 2: RATIFICATION OF
                      SELECTION OF INDEPENDENT ACCOUNTANTS

The Board of Directors of the Fund on December 7, 1995, including a majority of those directors who are not "interested persons" of the Fund, on recommendation of the Audit Committee, selected Coopers & Lybrand L.L.P. as independent accountants for the Fund's current fiscal year, subject to ratification by the shareholders at the annual meeting. Coopers & Lybrand L.L.P. also serves as accountants to the Fund's investment adviser and underwriter and to the various Sentry Insurance companies affiliated with the Fund. Neither Coopers & Lybrand L.L.P. nor any of its members has or had any direct or indirect material financial interest in or any connection with the Fund in any capacity other than as independent accountants. A representative of Coopers & Lybrand L.L.P. is not expected to be present at the annual meeting of shareholders.

During the fiscal year ended October 31, 1995, Coopers & Lybrand L.L.P. performed the usual audit services involved in the examination of the Fund's financial statements. Such audit services were furnished at customary rates or terms and included examinations of the statement of assets and liabilities including the portfolio of investment securities as of October 31, 1995, and the related statements of operations, tests of the accounting records as considered necessary, review of the system of internal accounting control, and examination of the answers to specific items in the annual report of the Fund to the Securities and Exchange Commission.

The affirmative vote of a majority of the shares voted is necessary to ratify the selection of independent accountants. The Board of Directors, including those who are not "interested persons" of the Fund, recommends that shareholders vote FOR the ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants for the Fund.

                    OTHER MATTERS AND SHAREHOLDER PROPOSALS

As of the date of this proxy statement, the Board of Directors knows of no business to be brought before the meeting except as mentioned above. If, however, any other matters properly come before the meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment.

Any shareholder proposals to be considered for inclusion in the Fund's proxy statement and form of proxy with respect to the 1997 annual shareholders meeting must be received by the Secretary of the Fund no later than September 5, 1996.


January 3, 1996                                   By Order of the Board of
                                                  Directors

                                                  William M. O'Reilly
                                                  Secretary

PLEASE VOTE THIS SENTRY FUND, INC. PROXY FORM . . . TODAY.

Your vote is important. Unless a majority of the outstanding shares are voted, the Fund will have to postpone its annual meeting and incur the expenses of additional solicitation. Please date and sign the proxy and return it promptly in the business reply envelope.




                                               ACCT. NO.:

                                               SHARES:

                              SENTRY FUND, INC.

     PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 18, 1996
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     AS OF RECORD DATE NOVEMBER 27, 1995

The undersigned hereby appoints Carol S. Duquette, Jennifer Williams and Lori
A. Schneider, each of them with power of substitution, proxies for and in the name and place of the undersigned, to vote or act at the annual meeting of shareholders of Sentry Fund, Inc. (the "Fund") to be held in the Board Room of Sentry Insurance, 1800 North Point Drive, Stevens Point, Wisconsin, on January 18, 1996, at 10:00 a.m., Central Standard Time, or at any adjournment thereof, upon the matters set forth in the notice of such meeting and the proxy statement.

The Board of Directors recommends voting for the election of the two directors and for Proposal 2.

1.  Election of Dale R. Schuh and Steven J. Umland as directors.

                 FOR THE TWO DIRECTORS                     WITHHOLD AUTHORITY
                         [ ]                                      [ ]
               EXCEPT VOTE WITHHELD AS TO                  TO VOTE FOR THE TWO
              THE FOLLOWING NOMINEES (IF ANY)                  DIRECTORS
              ------------------------------


2. Ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants for the Fund.

      [ ] FOR                    [ ] AGAINST                [ ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.




                                        Signature(s)_________________________

DATED________________________, 1996                 _________________________
Note: Please sign your name or names as printed above. Where stock is registered in joint tenancy, all tenants should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

THIS PROXY WILL BE VOTED AS SPECIFIED AND, IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO DIRECTORS AND FOR PROPOSAL 2.